                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeno F. Paulucci and Ronald O. Bubar, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of LUIGINO'S, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                            Title                              Date
---------                                            -----                              ----
     /s/ Robert L. Peterson                          Vice Chairman and Director         March 22, 2000
---------------------------------------
Robert L. Peterson


    /s/ Anthony Luiso                                Director                           March 24, 2000
----------------------------------------
Anthony Luiso


   /s/ Jack Helms                                    Director                           March 24, 2000
------------------------------------------
Jack Helms


   /s/ Lois M. Paulucci                              Director                           March 22, 2000
----------------------------------------
Lois M. Paulucci


   /s/ William H. Hippee, Jr.                        Director                           March 22, 2000
-------------------------------------
William H. Hippee, Jr.


   /s/ Larry W. Nelson                               Director                           March 22, 2000
---------------------------------------
Larry W. Nelson
